The Hartford Mutual Funds II, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free Minnesota Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Phone

Please call Computershare Fund Services toll-free at 1-866-864-9196. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.             By Internet

Follow the instructions on your voting instruction form.

3.             By Touchtone Phone

Follow the instructions on your voting instruction form.

4.             By Mail

Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-864-9196.

The Hartford Mutual Funds II, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free Minnesota Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Internet

Follow the instructions on your voting instruction form.

2.             By Touchtone Phone

Follow the instructions on your voting instruction form.

3.             By Mail

Simply return your executed voting instruction form in the envelope provided.

The Hartford Mutual Funds II, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free Minnesota Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP. PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Phone

Please call Computershare Fund Services toll-free at 1-866-864-9196. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.             By Internet

Visit www.proxy-direct.com and follow the simple on-screen instructions.

3.             By Touchtone Phone

Call toll free 1-866-241-6192 and follow the simple recorded instructions.

4.             By Mail

Simply return your executed proxy card in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-864-9196.

The Hartford Mutual Funds, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free New York Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Phone

Please call Computershare Fund Services toll-free at 1-866-864-9196. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.             By Internet

Follow the instructions on your voting instruction form.

3.             By Touchtone Phone

Follow the instructions on your voting instruction form.

4.             By Mail

Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-864-9196.

The Hartford Mutual Funds, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free New York Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Internet

Follow the instructions on your voting instruction form.

2.             By Touchtone Phone

Follow the instructions on your voting instruction form.

3.             By Mail

Simply return your executed voting instruction form in the envelope provided.

The Hartford Mutual Funds, Inc.

IMPORTANT NOTICE FOR SHAREHOLDERS

MEETING SCHEDULED FOR

January 13, 2009

PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Special Meeting of Shareholders of The Hartford Tax-Free New York Fund.

Our records indicate that we have not received voting instructions for your account(s).  We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP. PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.             By Phone

Please call Computershare Fund Services toll-free at 1-866-864-9196. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.             By Internet

Visit www.proxy-direct.com and follow the simple on-screen instructions.

3.             By Touchtone Phone

Call toll free 1-866-241-6192 and follow the simple recorded instructions.

4.             By Mail

Simply return your executed proxy card in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-864-9196.